November 8, 2012

DREYFUS SELECT MANAGERS SMALL CAP Growth  FUND

Supplement to Summary Prospectus
and Statutory Prospectus
dated October 1, 2012

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

The fund's board has approved EAM Investors, LLC (EAM) as an additional subadviser to the fund, effective November 27, 2012 (the Effective Date).

As of the Effective Date, the fund's assets will be allocated among six subadvisers – Riverbridge Partners, LLC (Riverbridge), Geneva Capital Management Ltd. (Geneva), Cupps Capital Management, LLC (CCM), Nicholas Investment Partners, L.P. (Nicholas), King Investment Advisors, Inc. (King), and EAM.  The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 20% to Riverbridge, 20% to Geneva, 20% to Nicholas, 10% to CCM, 10% to King, and 20% to EAM.  The target percentage of the fund's assets to be allocated to EAM, and any modification to the target percentage of the fund's assets currently allocated to the other subadvisers, will occur over time.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  The percentage of the fund's assets allocated to a subadviser may be adjusted by up to 20% of the fund's assets without the approval of the fund's board.

EAM chooses investments through bottom-up fundamental analysis, using a blend of a quantitative discovery process to screen for investment ideas that meet certain criteria, and a qualitative analysis process.  In selecting individual securities for investment, EAM seeks companies with the potential for sustained earnings acceleration.  EAM looks to identify companies likely to benefit from positive fundamental change by utilizing an objective screening process.  Companies must meet certain screening criteria including, but not limited to, technical factors, such as changes in relative price strength, and fundamental factors, such as earnings surprise and estimate revisions.  EAM then seeks to determine whether any changes in the company's fundamentals have occurred, whether those changes may lead to sustainable earnings growth acceleration and whether it is a timely investment in terms of EAM's fundamental valuation of the company and its current market price.  EAM considers such factors as the company's internal environment (e.g., a new product, new management or change in cost structure) and/or external environment (e.g., new regulations, new geographies, market share shifts and new business incentives).  EAM may sell a security if EAM believes that other investments are more attractive, the company's fundamentals have deteriorated (including but not limited to deteriorating relative strength, negative internal and/or external change, negative estimate revisions and/or negative earnings surprise), the company's catalyst for growth is already reflected in the security's price (i.e., the security is fully valued), or for other reasons.

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EAM, 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007, is a majority employee owned limited liability company formed under California law in July 2007.  Montie L. Weisenberger is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by EAM.  Mr. Weisenberger is a managing director, portfolio manager and co-founder of EAM.  As of September 28, 2012, EAM had approximately $566 million in assets under management.

November 8, 2012

DREYFUS SELECT MANAGERS SMALL CAP GROWTH FUND

Supplement to Statement of Additional Information
dated January 1, 2012, as revised or amended February 1, 2012,
April 1, 2012, May 1, 2012, September 1, 2012 and October 1, 2012

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

The Manager has engaged EAM Investors, LLC ("EAM" and collectively with Riverbridge, Geneva, CCM, Nicholas, and King, the "Sub-Advisers") to serve as an additional subadviser to the fund and to provide day-to-day management of that portion of the fund's assets allocated to EAM, effective November 27, 2012.

EAM is a majority employee owned limited liability company formed under California law in July 2007.  EAM is located at 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007.  Montie L. Weisenberger is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by EAM.  Travis Prentice is an additional portfolio manager.  As of September 28, 2012, EAM had approximately $566 million in assets under management.

The following is a list of persons (to the extent known by the fund) who are deemed to control EAM by virtue of ownership of stock or other interests of EAM:  Travis Prentice, Montie L. Weisenberger, Joshua Moss, Frank Hurst, Richard Gadbois, Byron Roth, and Gordon Roth.

Portfolio Manager Compensation — EAM.  Portfolio managers at EAM are paid a base salary in line with industry benchmarks and participate in EAM's revenue share plan.  Portfolio managers also are compensated by distribution of profits based on ownership.

Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by Mr. Weisenberger, the fund's primary portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by EAM, and assets under management in those accounts as of September 28, 2012:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Other Pooled Investment Vehicles	Assets Managed	Other Accounts	Assets Managed
Montie L. Weisenberger (EAM)	1	$103 million	1	$125.7 million	5	$18.7 million

None of the accounts managed by Mr. Weisenberger is subject to a performance-based advisory fee.

As of the date of this Supplement, Mr. Weisenberger did not beneficially own any shares of the fund.